Exhibit 10.3
EXECUTION VERSION
CONFIDENTIAL

FIRST AMENDMENT TO TRANSITION SERVICES AGREEMENT

This FIRST AMENDMENT TO TRANSITION SERVICES AGREEMENT, dated as of December 16, 2014 (this “Amendment”), is entered into by and between Anheuser-Busch InBev SA/NV, a public company organized under the laws of Belgium (“Seller”), and Constellation Brands, Inc., a Delaware corporation (the “Purchaser” and, together with Seller, each a “Party” and collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser are parties to that certain Transition Services Agreement, dated as of June 7, 2013 (the “Original Execution Date”) (as may be amended, modified or supplemented from time to time in accordance with its terms, the “Agreement”);

WHEREAS, pursuant to the terms and conditions of that certain Partnership Interests and Asset Purchase Agreement, dated as of October 30, 2014 (as may be amended, modified or supplemented from time to time in accordance with its terms, the “Purchase Agreement”), entered into by and between Seller and Purchaser, Seller has agreed, among other things, (a) to cause (i) Nueva Fabrica Nacional de Vidrio, S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of Mexico, and (ii) Grupo Modelo, S.A.B. de C.V., a Sociedad Anónima Bursátil de Capital Variable organized under the laws of Mexico, to sell all the issued and outstanding partnership interests of Industria Vidriera de Coahuila, S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable, organized under the laws of Mexico, to Purchaser, and (b) to cause Difa Arrendadora, S. de R.L. de C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of Mexico, to sell certain assets to Purchaser or one or more of its Affiliates, including the Glass Plant (as such term is defined in the Purchase Agreement), in each case as more fully described in the Purchase Agreement and upon the terms and conditions set forth therein; and

WHEREAS, the execution and delivery of this Amendment is required by the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree that the Agreement is hereby amended as follows:

1.Definitions. Capitalized terms used but not defined herein shall have the same meanings given to them in the Agreement, unless context otherwise requires.

2.Amendments to the Agreement.

(a)Effective as of [****], the “Volume Requirement”, “Forecast Notifications”, and second instance of “Volume Requirement” rows of the table with respect to Bottles set forth in Schedule 3.02(a)(i) of the Agreement shall be amended by entirely deleting such rows and replacing them with those set forth in Annex A of this Amendment.

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b)Effective as of the date hereof, Annex B of this Amendment shall be attached to the Agreement as a new Schedule 3.02(a)(iii) to the Agreement.

(c)Effective as of the date hereof, Section 2.04(e) shall be amended by entirely deleting such section and replacing it with the following:

“(e)    with respect to each Supply Service, the date that is 36 months from the date of this Agreement, except, subject to Section 5.8 of the Purchase Agreement, with respect to the Supply Service in regards of glass bottles, which shall terminate as of [****].”

3.Effect of Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with its terms and for the avoidance of doubt, (a) all references in the Agreement to “the date hereof”, “herein” or “the date of this Agreement” shall refer to the Original Execution Date and (b) any representations and warranties set forth in the Agreement made by Purchaser and Seller shall not change as a result of the execution of this Amendment and shall be made as of the Original Execution Date, in each of the foregoing clauses (a) and (b) unless expressly indicated otherwise in this Amendment.

4.General Provisions. Sections 1.02, 7.02, 7.03, 7.05, 7.06. 7.07, 7.08, 7.09, 7.12 and 7.13 of the Agreement shall apply, mutatis mutandis, to this Amendment.

[Signature Page Follows]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be duly executed as of the date first written above.

ANHEUSER-BUSCH INBEV SA/NV

By:	/s/ Benoit Loore
	Name:	Benoit Loore
	Title:	VP Corporate Governance Assistant Corporate Secretary

By:	/s/ Jo Van Biesbroeck
	Name:	Jo Van Biesbroeck
	Title:	Chief Strategy Officer

CONSTELLATION BRANDS, INC.

By:	/s/ F. Paul Hetterich
	Name:	F. Paul Hetterich
	Title:	Executive Vice President, Business Development and Corporate Strategy

[Signature Page to First Amendment to Transition Services Agreement]

ANNEX A

SCHEDULE 3.02(a)(i)

Volume Requirement:	Seller shall supply the Company with Bottles in accordance with its Bottle Requirements on the terms and conditions herein.
Monthly Allocation Forecast:
Attached as Schedule 3.02(a)(iii) is the month-by-month and type-by-type forecast for Bottles for the remainder of the term of Bottle Supply services commencing with calendar month [****] (each such monthly forecast, the “Monthly Bottle Allocation”).

Volume Requirement:	[****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ANNEX B

SCHEDULE 3.02(a)(iii)

Monthly Bottle Allocation

Month	Number of Bottles	Type of Bottles
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.